                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/ Check
the appropriate box:
/X/   Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/_/   Definitive Proxy Statement
/_/   Definitive Additional Materials
/_/   Soliciting Material Pursuant to ss.240.14a-12

                              FIRST MARINER BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ No fee required.
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)    Title of each class of securities to which transaction applies:

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       (2)    Aggregate number of securities to which transaction applies:

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       (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       (4)    Proposed maximum aggregate value of transaction:

              ------------------------------------------------------------------
       (5)    Total fee paid:


              ------------------------------------------------------------------
/_/ Fee paid previously with preliminary materials.
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)     Amount Previously Paid:

              ------------------------------------------------------------------
       (2)    Form, Schedule or Registration Statement No.:

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       (3)    Filing Party:

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       (4)    Date Filed:

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

                          [FIRST MARINER BANCORP LOGO]


                               February ____, 2010

Dear Stockholder:

         You are cordially invited to attend a Special Meeting of Stockholders of First Mariner Bancorp (the "Company") to be held at the CLARENCE "DU" BURNS ARENA located at 1301 South Ellwood Avenue, Baltimore, Maryland 21224 on, _________, ___________, 2010 at ___:00 __.m., local time.

         YOUR VOTE IS IMPORTANT. As described in the attached Proxy Statement, First Mariner Bancorp has called this Special Meeting to ask our stockholders to vote on the following proposals: (1) to approve the redemption of up to $26.0 million aggregate liquidation amount of trust preferred securities in exchange for up to $2.6 million of common stock and warrants to acquire additional shares of common stock; (2) to sell shares of common stock in a non-public offering in an amount in excess of 20% of the Company's outstanding shares of common stock; and (3) to grant management the authority to adjourn the Special Meeting to solicit additional proxies if there are insufficient votes to approve proposals
(1) and (2).

         ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO VOTE VIA THE INTERNET, BY TELEPHONE OR BY COMPLETING AND MAILING THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE SPECIAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                Sincerely,


                                EDWIN F. HALE, SR.
                                Chairman of the Board of Directors

                              FIRST MARINER BANCORP
                             1501 S. CLINTON STREET
                            BALTIMORE, MARYLAND 21224

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TIME AND DATE.......................... ___:00 __.m. on _____________,
                                        ________________, 2010

PLACE.................................. CLARENCE "DU" BURNS ARENA
                                        1301 South Ellwood Avenue
                                        Baltimore, Maryland 21224

ITEMS OF BUSINESS...................... (1)    The approval of the redemption of
                                               up to $26.0 million aggregate
                                               liquidation amount of trust
                                               preferred securities in exchange
                                               for up to $2.6 million of common
                                               stock and warrants to acquire
                                               common stock;

                                        (2)    The approval of an issuance of
                                               shares of common stock in a
                                               non-public offering in an amount
                                               in excess of 20% of our
                                               outstanding shares of common
                                               stock;

                                        (3)    To grant management the authority
                                               to adjourn the special meeting to
                                               solicit additional proxies in the
                                               event there are insufficient
                                               votes to approve the foregoing
                                               proposals; and

                                        (4)    Such other business as may
                                               properly come before the meeting.
                                               The Board of Directors is not
                                               aware of any other business to
                                               come before the meeting.

RECORD DATE............................ In order to vote, you must have been a stockholder at the close of business on
                                        February 8, 2010.

PROXY VOTING........................... It is important that your shares be represented and voted at the meeting.
                                        You can vote your shares by completing
                                        and returning the enclosed proxy card
                                        sent to you. Voting instructions are
                                        printed on your proxy card and included
                                        in the accompanying proxy statement.
                                        Most holders will be able to vote by
                                        phone or Internet by following the
                                        instructions on their proxy form. If you need help in voting your shares or if you have any questions regarding the proposals, please call our proxy solicitor, Laurel Hill Advisory Group toll-free at 888-742-1305. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement. A copy of the following proxy statement and the enclosed proxy card are also available on the Internet at http://www.____________________________.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        EUGENE A. FRIEDMAN
                                        Secretary

Baltimore, Maryland
February ______, 2010

NOTE: Whether or not you plan to attend the special meeting, please vote via the Internet, by telephone or by marking, signing, dating and promptly returning the enclosed proxy card in the self-addressed, stamped envelope.

                              FIRST MARINER BANCORP
                           -------------------------

                                 PROXY STATEMENT
                           -------------------------

                               GENERAL INFORMATION

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Mariner Bancorp to be used at the Special Meeting of Stockholders, which will be held at the CLARENCE "DU" BURNS ARENA located at 1301 South Ellwood Avenue, Baltimore, Maryland 21224 at ___:00 __.m., local time, on __________, _________________, 2010. The accompanying notice of meeting, this proxy statement and proxy card are being first mailed to stockholders on or about ________________, 2010. In this proxy statement, we may also refer to First Mariner Bancorp as "First Mariner," the "Company," "we," "our" or "us."

         First Mariner is the holding company for First Mariner Bank. In this proxy statement, we may also refer to First Mariner Bank as the "Bank."

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
           STOCKHOLDERS MEETING TO BE HELD ON ________________, 2010.

         The proxy statement and proxy card are available on the Internet at http://www._____________________________.

                            INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

         You are entitled to vote your shares of First Mariner common stock, par value, $0.05 per share, that you owned as of February 8, 2010 (the "Record Date"). As of the close of business on February 8, 2010, there were ____________ shares of common stock issued and outstanding. Each share of common stock has one vote.

Ownership of Shares; Attending the Meeting

         You may own shares of First Mariner in one or more of the following ways:

         o    Directly in your name as the stockholder of record; or

         o Indirectly through a broker, bank or other holder of record in "street name."

         If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting. Alternatively, you may be able to vote by phone or Internet by following the instructions on your proxy form.

         If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a proxy card or voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of First Mariner common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other holder of record of your shares.

Quorum and Vote Required

         Quorum. We will have a quorum and will be able to conduct the business of the meeting if the holders of at least a majority of the total number of shares of common stock outstanding and entitled to vote are present at the meeting, either in person or by proxy.

         How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.

         Votes Required for Proposals. In voting on the proposal to approve the redemption of up to $26.0 million aggregate liquidation amount of trust preferred securities in exchange for up to $2.6 million of common stock and warrants to acquire common stock, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

         In voting on the proposal to approve the issuance of shares of common stock in a non-public offering in an amount in excess of 20% of the Company's outstanding shares of common stock, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

         In voting on the proposal to grant management the authority to adjourn the meeting to solicit additional proxies in the event there are insufficient votes to approve the foregoing proposals, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Voting by Proxy

         The Company's Board of Directors is sending you this proxy statement for the purpose of requesting that you allow your shares of First Mariner common stock to be represented at the meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" the proposal to redeem up to $26.0 million aggregate liquidation amount of trust preferred securities, a vote "FOR" the proposal to approve the issuance of shares of common stock in a non-public offering in an amount in excess of 20% of the Company's outstanding shares of common stock and a vote "FOR" the proposal to grant management the authority to adjourn the meeting to solicit additional proxies in the event there are insufficient votes to approve the foregoing proposals.

         If any matters not described in this proxy statement are properly presented at the meeting, the persons named in the proxy card will vote your shares as determined by a majority of the Board of Directors. If the meeting is postponed or adjourned, your First Mariner common stock may be voted by the persons named in the proxy card on the new Special Meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting, regardless of whether you submitted your original proxy by mail, the Internet or telephone. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the meeting, deliver a later-dated proxy, or attend the meeting and vote your shares in person. Attendance at the meeting will not in itself constitute revocation of your proxy.

         Instead of voting by mailing a proxy card, registered stockholders can vote their shares of Company common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate

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
stockholders' identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet or telephone voting are set forth on the enclosed proxy card. The deadline for voting by telephone or via the Internet is 11:59 p.m., Eastern time, on _________________, 2010.

                                 STOCK OWNERSHIP

         The following table sets forth, as of January 27, 2010, certain information as to the common stock beneficially owned by each of the Company's directors, and by all executive officers and directors of the Company as a group. Other than those persons listed below, the Company is not aware of any person or group that beneficially owned more than 5% of the common stock as of January 27, 2010.


                                                                                          Amount and      Percent of
                                                                                           Nature of       Shares of
Name and Address of Beneficial                                                            Beneficial      Common Stock
Owner(1)                                                                                 Ownership(2)    Outstanding(3)
------------------------------                                                           ------------    --------------
Edwin F. Hale, Sr.(4)................................................................      1,452,316           21.70%
Barry B. Bondroff(5).................................................................         64,842            1.00
John Brown, III(6)...................................................................          7,930               *
Robert L. Caret(7)...................................................................         10,890               *
George H. Mantakos(8)................................................................        143,823            2.20
John P. McDaniel(9)..................................................................         40,800               *
John J. Oliver, Jr.(10)..............................................................          7,300               *
Patricia Schmoke, MD(11).............................................................          6,200               *
Hector Torres(12)....................................................................          4,700               *
Michael R. Watson(13)................................................................         13,385               *
Anirban Basu(14).....................................................................          2,600               *
Gregory A. Devou(15).................................................................            700               *
Mark A. Keidel(16)...................................................................         90,877            1.40
All directors and executive officers as a group (13 persons)(17).....................      1,846,363           26.87
-------------------------------
*        Less than 1%.
(1)      All executive officers and directors of the Company have the Company's address: 1501 S. Clinton Street,
         Baltimore, Maryland 21224.
(2)      In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from January 27, 2010. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to the listed shares.
(3)      Based on 6,452,631 shares outstanding, plus the number of shares of
         Company common stock which such person or group of persons has the right to acquire within 60 days after January 27, 2010 by the exercise of stock options.
(4)      Includes 11,664 shares in his Individual Retirement Account, and options to purchase 240,000 shares. Mr. Hale has pledged 501,610 shares to secure indebtedness at other financial institutions.
(5)      Includes 39,242 shares in his Individual Retirement Account, and 10,450 shares held jointly with his wife, and options to purchase 15,150 shares.
(6)      Includes options to purchase 6,350 shares.
(7)      Includes options to purchase 1,950 shares.
(8)      Includes 34,900 shares held in his Individual Retirement Account, 11,650 held jointly with his wife, and options to purchase 75,000 shares.
(9)      Includes options to purchase 1,900 shares.
(10)     Includes options to purchase 7,150 shares.
(11)     Includes options to purchase 6,100 shares.
(12)     Includes options to purchase 4,100 shares.
(13)     Includes 1,435 shares held jointly with his wife and options to purchase 11,850 shares.
(14)     Includes options to purchase 500 shares.
(15)     Includes options to purchase 600 shares.
(16)     Includes options to purchase 47,000 shares.
(17)     Includes options to purchase 417,650 shares.

                     ITEMS TO BE VOTED UPON BY STOCKHOLDERS

OVERVIEW OF PROPOSALS 1 AND 2

Background

         Like many financial institutions across the United States, our operations have been impacted by the current economic crisis. During our fiscal year ended December 31, 2008 and continuing in 2009, the economic crisis that was initially confined to residential real estate and subprime lending has evolved into a global economic crisis that has negatively impacted not only liquidity and credit quality but also economic indicators such as the labor market, the capital markets and real estate values. As a result of this significant downturn, we have been adversely affected by declines in the residential and commercial real estate market in our market area. The declining home prices, slowing economic conditions and increasing levels of delinquencies and foreclosures have negatively affected the credit performance of our residential real estate, commercial real estate and real estate acquisition and development loans, resulting in an increase in our level of nonperforming assets and loans past due 90 days or more and still accruing interest and charge-offs of problem loans. At the same time, competition among depository institutions in our markets for deposits and quality loans has increased significantly. These market conditions and the tightening of credit have led to increased deficiencies in our loan portfolio, a decreased interest margin, increased market volatility.

         During the nine months ended September 30, 2009, nonperforming assets and loans 90 days or more past due and still accruing interest increased $7.08 million, or 10.49% to $74.52 million. Nonperforming assets and loans 90 days or more past due and still accruing interest as a percentage of total assets increased during this period from 5.16% as of December 31, 2008 to 5.28% as of September 30, 2009. Our allowance for loan losses as a percentage of total loans decreased during this period from 1.71% as of December 31, 2008 to 1.23% as of September 30, 2009 and our allowance for loan losses as a percentage of nonperforming assets and loans 90 days or more past due and still accruing interest decreased from 33.68% as of December 31, 2008 to 22.20% as of September 30, 2009. The primary reason for the decrease was the removal of the allowance for loan losses of our subsidiary, Mariner Finance, LLC ("Mariner Finance"), which maintained an allowance for loan losses in excess of 4.5%.

         From December 31, 2007 to December 31, 2008, nonperforming assets and loans past due 90 days or more and still accruing interest increased $21.05 million, or 45.34%, to $67.44 million. Nonperforming assets and loans 90 days past due or more and still accruing interest as a percentage of total loans increased during this period from 3.72% at December 31, 2007 to 5.16% at December 31, 2008. In addition, our allowance for loan losses as a percentage of total loans increased during this period from 1.50% to 1.71% and our allowance for loan losses as a percentage of nonperforming loans and loans 90 days or more past due and still accruing interest increased from 44.66% to 33.68%.

         We recorded provisions for loan losses of $2.10 million and $8.36 million during the three and nine months ended September 30, 2009, respectively, and $14.78 million during the year ended December 31, 2008, which had a significant negative impact on our earnings. The impact of the increase in non performing loans and related credit losses has resulted in significant losses over the past three years and has eroded our stockholders' equity and the regulatory capital ratios of the Bank.

         On September 18, 2009, First Mariner Bank entered into a Stipulation and Consent to the Issuance of an Order to Cease and Desist with the Federal Deposit Insurance Corporation (the "FDIC") and the Commissioner of Financial Regulation for the State of Maryland (the "Commissioner") whereby the Bank consented to the issuance of an Order to Cease and Desist (the "September Order") promulgated by the FDIC and the Commissioner without admitting or denying the alleged charges of unsafe or unsound banking practices.

         The September Order requires the Bank to adopt a plan to achieve and maintain a tier 1 leverage capital ratio of at least 7.5% of the Bank's total average assets and a total risk-based capital ratio of at least 11% of its total risk-weighted assets by June 30, 2010. The September Order also requires the Bank to adopt a plan to achieve and maintain its tier 1 leverage and total risk-based capital ratios at 6.5% and 10%, respectively, beginning on March 31, 2010. First Mariner Bank has presented a capital plan to the FDIC and the Commissioner detailing how it intends to achieve these capital thresholds by the

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
required dates. At September 30, 2009, the Bank reported tier 1 leverage and total risk-based capital ratios of 5.4% and 8.4%, respectively.

         On November 24, 2009, First Mariner entered into a Written Agreement with the Board of Governors of the Federal Reserve System (the "FRB") which replaced the Company's existing Memorandum of Understanding with the Federal Reserve Bank of Richmond (the "FRB Agreement"). The original FRB Agreement required First Mariner to: (i) develop and implement a strategic business plan that includes (a) actions that will be taken to improve our operating performance and reduce the level of parent company leverage, (b) a comprehensive budget and an expanded budget review process, (c) a description of the operating assumptions that form the basis for major projected income and expense components and provisions needed to maintain an adequate loan loss reserve and
(d) a capital plan incorporating all capital needs, risks and regulatory guidelines; and (ii) submit plans to improve enterprise-wide risk management and effectiveness of internal audit programs. First Mariner also agreed to provide the Federal Reserve Bank of Richmond with advance notice of any significant capital transactions. The new FRB Agreement (the "New FRB Agreement") prohibits First Mariner and the Bank from taking any of the following actions without the FRB's prior written approval: (i) declaring or paying any dividends; (ii) taking dividends from the Bank; (iii) making any distributions of interest, principal or other sums on First Mariner's subordinated debentures or trust preferred securities; (iv) incurring, increasing or guaranteeing any debt; or (v) repurchasing, redeeming any shares of its stock. In addition, under the New FRB Agreement, First Mariner has submitted a written plan to the FRB to maintain sufficient capital, on a consolidated basis, such that First Mariner satisfies the FRB's requirements to be considered "adequately capitalized." To be considered adequately capitalized, First Mariner's consolidated tier 1 capital to total assets, tier 1 capital to risk-weighted assets and total capital to risk-weighted assets ratios at September 30, 2009 must be at least 4.0%, 4.0% and 8.0%, respectively. At September 30, 2009, those capital ratios were 2.4%, 2.7% and 5.4%.

         The failure to comply with the Cease and Desist Orders or the New FRB Agreement could result in the initiation of further enforcement action by the FDIC, the Commissioner or the FRB, including the imposition of civil monetary penalties, as well as the imposition of further operating restrictions. Our regulators also could direct us to seek a merger partner or possibly place the Bank in receivership.

         In response to these events, the Company has taken steps to strengthen the Company's and the Bank's capital structure by reducing debt and raising equity. The Company and the Bank have submitted comprehensive capital plans to regulators of both the Bank and the Company. The core components of the plan included selling the Company's consumer finance subsidiary, Mariner Finance, increasing capital through a rights offering, and strategically lowering the asset levels of the Bank through loan runoff and the sale or closure of underperforming Bank branches. In December, the Company completed the sale of Mariner Finance, and subsequently injected $12.5 million of additional capital into First Mariner Bank, significantly increasing the Bank's capital ratios as of December 31, 2009.

         The Company has filed with the Securities and Exchange Commission a Registration Statement registering shares of common stock to be sold in a public offering and a non-public offering. In the public offering, we expect to give priority subscription rights to the Company's stockholders (the "Rights Offering"). Concurrently with the Rights Offering, the Company anticipates that it will sell shares of common stock in a non-public offering in an amount in excess of 20% of the Company's outstanding shares of common stock (the "Non-Public Offering"). The Rights Offering and the Non-Public Offering are referred to collectively herein as the "Stock Offerings." The targeted amount of the capital raise through the rights offering is $20 million.

         On December 8, 2009, the Company filed a Registration Statement on Form S-1 with the Securities and Exchange Commission registering shares of common stock to be sold in the Stock Offerings. This Registration Statement has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. You may obtain a written prospectus for the offering meeting the requirements of Section 10 of the Securities Act of 1933, as amended, by writing to the Company, 1501 S. Clinton Street, Baltimore, Maryland 21224, Attention: Eugene A. Friedman, Secretary. This proxy statement is not an offer to sell or the solicitation of an offer to buy shares of our common stock or any other securities, including the rights or any shares of common stock issuable upon exercise of the rights. Offers and sales of common stock and common stock issuable upon exercise of the rights will only be made by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and applicable state securities laws, on the terms and subject to the conditions set forth in such prospectus.

         On February 3, 2010 the Company entered into an agreement (the "Exchange Agreement") with Edwin F. Hale, Sr., the Company's Chairman and Chief Executive Officer, who has agreed to purchase trust preferred securities with an aggregate liquidation amount of $20.0 million issued by First Mariner Capital Trusts II, IV and VIII. Pursuant to the Exchange Agreement, Mr. Hale will tender $20.0 million aggregate liquidation amount of trust preferred securities to the Company in exchange for an aggregate of a number of shares of common stock valued at $2.0 million and warrants to acquire additional shares of common stock, as described in more detail below (the "Exchange"). Upon consummation of the Exchange, which is subject to stockholder approval, the Company intends to submit for cancellation the trust preferred securities, the common securities issued by Mariner Capital Trusts II, IV and VIII and the related subordinated debentures. If completed, the Exchange is expected to eliminate $20.0 million of subordinated debentures (recorded as debt on the Company's statement of condition). As a result of this elimination of $20.0 million in debt, the Company will no longer accrue interest expense with the respect to the $20.0 million of trust preferred securities to be exchanged. First Mariner accrued interest expense of $51,245 on the $20.0 million of trust preferred securities during the year ended December 31, 2008 and $832,865 during the nine months ended September 30, 2009. The Exchange also will increase the Company's total stockholders' equity by approximately $12.8 million, although the exact amount is subject to variation based on the valuation of the warrants at closing, from the cancellation of the trust preferred securities, the common securities and the subordinated debentures. The Exchange would be recorded during the quarter in which the trust preferred securities were cancelled, which is expected to be the first or second quarter of calendar year 2010. The Exchange is expected to significantly improve the Company's debt to equity ratios, debt service requirements, consolidated regulatory capital ratios, and book value per share. The Exchange will have no effect on the Bank's capital.

         The shares of common stock and warrants to acquire common stock to be issued in the Exchange, and any shares of common stock that may be issued upon the exercise of warrants granted in the Exchange, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from such registration requirements. The Company has agreed to file a registration statement with the Securities and Exchange Commission within 60 days of the closing date with respect to the Initial Shares (as defined below) and the warrants to be issued in the Exchange.

         The Company is asking stockholders at the special meeting to support its plan to reduce the Company's outstanding debt burden by supporting the Exchange. Further, the Company is asking stockholders at the meeting to approve the sale of shares of common stock in the Non-Public Offering in an amount in excess of 20% of the Company's outstanding shares of common stock.

         The Board of Directors believes that the Exchange is a crucial step that the Company must complete for the Company and the Bank to meet the capital objectives directed by their respective regulators. The Board of Directors believes that if the Company is unable to consummate the Exchange, it will be more difficult to complete the Stock Offerings, or, in order to complete the Stock Offerings it will be required to offer more shares of common stock at a lower price than it would have to if the Exchange is completed, thereby causing greater dilution to stockholders in the Stock Offerings.

         Due to the benefits that will result from the Exchange and the Stock Offerings and the adverse consequences the Company will face if these transactions are not completed, the Board recommends that the stockholders vote "FOR" Proposals 1 and 2.

Risk Factors--Risk Relating to Proposals 1 and 2

         Stockholders may face significant dilution as a result of the Exchange and the Stock Offerings.

         If Proposals 1 and 2 are approved and the Exchange and the Stock Offerings are completed, the Company's existing stockholders may incur substantial dilution of their voting interests and may own a significantly smaller percentage of the Company's outstanding common stock following the Exchange and the Stock Offerings. Other than stockholders who purchase sufficient shares of our common stock in the Rights Offering, including the exercise of over-subscription rights to the extent sufficient shares are available to maintain their proportionate ownership interest, the issuance of shares of our common stock in the Stock Offerings would dilute, and thereby reduce, each existing stockholder's proportionate ownership in our shares of common stock. The dilutive effect of the Exchange and the Stock Offerings may have an adverse impact on the market price of the Company's common stock.

PROPOSAL 1 -- THE APPROVAL OF THE EXCHANGE

The Proposal

         The Company has entered into an agreement with Mr. Hale, who has agreed to purchase trust preferred securities with an aggregate liquidation amount of $20.0 million issued by First Mariner Capital Trusts II, IV and VIII. Pursuant to the agreement, Mr. Hale will tender $20.0 million aggregate liquidation amount of trust preferred securities to the Company in exchange for an aggregate of a number of shares of common stock valued at $2.0 million and warrants to acquire additional shares of common stock, as described in more detail below. The Company is seeking stockholder approval under the applicable provisions of Nasdaq Marketplace Rule 5635 for the issuance of the Initial Shares (as defined below) and warrants and the shares of common stock issuable upon the exercise of the warrants granted in the Exchange.

Terms of the Exchange

         The Exchange Agreement provides that on the closing date of the transaction (the "Closing"), Mr. Hale will exchange his trust preferred securities for consideration to be paid by the Company consisting of common stock and warrants to buy common stock. The aggregate number of shares of common stock to be exchanged (the "Initial Shares") will be valued at $2.0 million based on the average daily closing price of the common stock over the 20 trading days prior to the closing of the transaction (the "Conversion Price"). In the event that by June 30, 2010 the Company completes a public or private offering of its common stock, then Mr. Hale will be issued additional shares of common stock such that the total shares to be issued to Mr. Hales would equal $2.0 million divided by the price per share at which shares were sold in the public or private offering. If common stock is sold in the Stock Offerings at a price below the Conversion Price, the Stock Offerings will result in the issuance of additional shares of common stock to Mr. Hale.

         Mr. Hale also will receive warrants (the "A Warrants") to purchase in the aggregate 20% of the Initial Shares. In addition, Mr. Hale will receive additional warrants (the "B Warrants" and, together with the A Warrants, the "Warrants") in the event that on or prior to June 30, 2010 First Mariner Bancorp enters into another agreement to acquire other trust preferred securities, including an agreement, if any, with the Investors (as defined below) as described below, and the value of the consideration to be issued in that transaction relative to the aggregate liquidation amount of trust preferred securities to be acquired is greater than the value of the consideration to be issued by First Mariner Bancorp in the Exchange relative to the $20.0 million aggregate liquidation amount of trust preferred securities to be exchanged. In that event, Mr. Hale would receive additional warrants such that the relative value of the aggregate consideration to be paid in the Exchange equals the relative value of the aggregate consideration to be paid in the subsequent transaction, provided that the number of shares subject to the B Warrants could not exceed 20% of the Initial Shares.

         In the event Mr. Hale's ownership of Company common stock immediately following the Closing would be equal to or greater than 41.33% (the "Threshold"), assuming exercise of the A Warrants, then the amount of trust preferred securities Mr. Hale would exchange initially would be reduced by the minimum amount necessary so that immediately following the Closing, Mr. Hale's ownership of Company common stock would be below the Threshold. If such a reduction occurs at the Closing, the remaining trust preferred securities held by Mr. Hale could be exchanged in the future subject to the terms of the Exchange Agreement assuming such exchange would not cause Mr. Hale's ownership of Company common stock to exceed the Threshold.

         The Warrants are exercisable for five years following the Closing at a price equal to the lesser of (i) the Conversion Price, (ii) if on or prior to June 30, 2010 the Company sells shares of common stock in a public or private offering, the price at which shares are sold in that offering, or (iii) the price utilized in any subsequent agreement for the acquisition of trust preferred securities to determine the number of shares of common stock to be exchanged for such trust preferred securities exclusive of any warrants, warrant shares or warrant prices. The warrants will be exercisable for five years.

         The Company's Board of Directors believes the Exchange will benefit the Company by eliminating $20.0 million of indebtedness and simultaneously increasing stockholders' equity. The Exchange will also substantially increase the regulatory capital ratios of the Company, be sufficient to satisfy the consolidated capital requirements under the New FRB Agreement, as well as utilizing a substantial portion of the Company's deferred tax assets. If completed, the Exchange is expected to eliminate $20.0 million of subordinated debentures (recorded as debt on the Company's statement of condition) and, although the exact amounts are subject to variation based on the valuation of the warrants at closing, increase the Company's total stockholders' equity by approximately $12.8 million. The Exchange would be recorded during the quarter in which the trust preferred securities were cancelled, which is expected to be the first or second quarter of calendar year 2010. On a pro forma basis at September 30, 2009, the Exchange would increase the Company's consolidated ratios of tier 1 capital to total assets, tier 1 capital to risk-weighted assets and total capital to risk-weighted assets from 2.4%, 2.7% and 5.4%, respectively, to 4.22%, 4.78% and 8.32%, respectively.

         As described above, if the Exchange is completed, the Company will issue shares of common stock and warrants to acquire common stock in exchange for trust preferred securities with an aggregate liquidation amount of $20.0 million, and following the Exchange, the trust preferred securities and subordinated debentures will be cancelled. The subordinated debentures represent an unsecured claim to the Company's assets that is subordinated to existing and future debt. In certain circumstances relating to the Company's liquidation, dissolution, winding up, reorganization, insolvency or similar proceedings, the holders of any senior indebtedness would first be entitled to receive payment in full before the holders of the subordinated debentures would be entitled to receive any payment on the subordinated debentures. The subordinated debentures and the trust preferred securities each have 30-year lives. The subordinated debentures and the trust preferred securities are each callable by the Company or the Trusts, at their respective option after five years.

         The issuance of Company common stock pursuant to the Exchange will be made by the Company pursuant to an exemption from the registration requirements of the Securities Act, contained in Section 4(2) of such Act and Rule 506 promulgated thereunder. The shares of common stock and Warrants to acquire common stock in the Exchange, and any shares of common stock that may be issued upon the exercise of Warrants granted in the Exchange, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from such registration requirements. The Company has agreed to file a registration statement with the Securities and Exchange Commission within 60 days of the completion of the Exchange with respect to the Initial Shares and the Warrants and within 60 days of the exercise of any Warrant with respect to the resale of common stock issued upon the exercise of a Warrant.

         On February 3, 2010, investors made up of members of our Board of Directors and members of executive and senior management of the Company and the Bank (the "Investors") agreed to purchase trust preferred securities with an aggregate liquidation amount of $6.0 million issued by First Mariner Capital Trust IV. If permitted under applicable banking regulations, the Company may seek to negotiate a substantially identical agreement to the Exchange Agreement with the Investors for the exchange of common stock and warrants for that $6.0 million of trust preferred securities. However, no agreement with the Investors exists and that $6.0 million of trust preferred securities will remain outstanding unless and until an agreement is reached with the Investors. If an agreement with the Investors is reached, the resulting exchange is expected to eliminate $6.0 million of subordinated debentures (recorded as debt on the Company's statement of condition). On a pro forma basis at September 30, 2009, the Exchange together with the elimination of the $6.0 million aggregate liquidation amount of Investor held trust preferred securities, would increase the Company's consolidated ratios of tier 1 capital to total assets, tier 1 capital to risk-weighted assets and total capital to risk-weighted assets from 2.4%, 2.7% and 5.4%, respectively, to 4.8%, 5.4% and 8.9%, respectively.

         As the Company is seeking approval of the redemption of up to $26.0 million aggregate liquidation amount of trust preferred securities in exchange for up to $2.6 million of common stock and warrants to acquire common stock, an affirmative vote on this Proposal 1 would constitute an affirmative vote with respect to any exchange by the Investors under terms substantially identical to those set forth in the Exchange Agreement.

Interests of Certain Persons in the Exchange

         Mr. Hale and the Investors are directors and/or officers of the Company and the Bank. The following table sets forth for Mr. Hale, and if an exchange agreement should be reached with the Investors, for the Investors, the liquidation amount of trust preferred securities to be surrendered to the Company and the consideration to be received in exchange for the securities to be surrendered. The table below assumes that no B Warrants will be issued.

                                            Liquidation Amount of
                                         Trust Preferred Securities      Initial Shares        Shares Subject to
               Name                           to be Exchanged ($)               (1)              A Warrants (1)
------------------------------------     ---------------------------    -----------------    ----------------------
Edwin F. Hale, Sr.                               20,000,000
Anirban Basu                                        100,000
Barry B. Bondroff                                   500,000
Robert L. Caret                                     250,000
Gregory A. Devou                                    250,000
Mark A. Keidel                                      600,000
George H. Mantakos                                  500,000
John P. McDaniel                                  1,000,000
Paul B. Susie                                       250,000
Hector Torres                                       100,000
Michael R. Watson                                   250,000

----------------
(1) Assumes the Conversion Price will be $_____, the closing price for the common stock as quoted on the Nasdaq Global Market on ________, 2009.

Reason for Request for Stockholder Approval

         The Company's common stock is listed on the Nasdaq Global Market, and the Company is subject to the Nasdaq Marketplace Rules. The Company is seeking stockholder approval for the issuance of the Initial Shares and the Warrants and the issuance of shares of common stock upon the exercise of the Warrants under the Nasdaq Marketplace Rules, which apply to the issuance of securities in certain circumstances.

         Under Marketplace Rule 5635(c), listed companies are required to obtain stockholder approval prior to issuance of common stock or securities convertible into or exercisable for common stock to certain affiliates in a private placement at a price less than the market value of the common stock, as such issuance is considered a form of "equity compensation." To the extent that the issuance to directors and officers of the Company of shares of common stock to be issued as part of the exchanges described above, the Warrants and the shares of common stock issuable upon exercise of the Warrants could be considered a form of "equity compensation," the Company is seeking stockholder approval pursuant to Marketplace Rule 5635(c). The individuals who will tender trust preferred securities in the exchanges purchased such trust preferred securities for a price equal to 10% of the liquidation amount of the trust preferred securities purchased.

         Furthermore, Nasdaq Marketplace Rule 5635(d) requires stockholder approval of the issuance in a private placement of common stock equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock. It is anticipated that the aggregate number of shares issuable as a result of the Exchange could equal or exceed more than 20% of the Company's shares outstanding prior to the Exchange at a price that is lower than the greater of the book or market value of the shares. As a result, the Company also is seeking stockholder approval pursuant to Marketplace Rule 5635(d).

Impact on Stockholders of Approval or Disapproval of this Proposal

         If this Proposal is not approved, the Company will be unable to complete the Exchange described above. As discussed under "Overview of Proposals 1 and 2- Background," if this Proposal is not approved, it will be more difficult to complete the Stock Offerings, or, in order to complete the Stock Offerings it will be required to offer more shares of common stock at a lower price than it would have to if the Exchange is completed, thereby causing greater dilution to stockholders in the Stock Offerings. In turn, it will be more difficult to meet the capital requirements set forth in the Cease and Desist Order and the New FRB Agreement.

Board of Directors' Recommendation

         A Special Committee of the Company's Board of Directors consisting of disinterested directors has approved the Exchange and the issuance of shares of common stock, the Warrants and shares of common stock issuable upon exercise of the Warrants. Based on the Company's reasons for the Exchange described in this proxy statement, the Special Committee and the Board of Directors of the Company believe that the approval of the Exchange, including an exchange by the Investors under terms substantially identical to those set forth in the Exchange Agreement, and the issuance of the Initial Shares, the Warrants and the shares of common stock issuable upon exercise of the Warrants is in the best interests of the Company and its stockholders and recommend that you vote "FOR" approval of Proposal No. 1.
            -----

PROPOSAL 2 - APPROVAL OF THE SALE OF SHARES IN A NON-PUBLIC OFFERING

         We are seeking stockholder approval to permit us to sell an amount of common stock representing more than 20% of our outstanding shares of common stock in a non-public offering. We are currently proposing to conduct a Rights Offering and give subscription rights to purchase common stock to the Company's stockholders. Concurrently with the Rights Offering, we intend to conduct a related offering of shares of common stock to certain institutional investors and high net worth individuals, who we refer to as "standby purchasers" in this proxy statement. In the offering to standby purchasers, we propose to sell up to _______ shares of our common stock. The shares to be sold to standby purchasers in the Non-Public Offering will be sold at a maximum discount of __% to the closing sale price of the common stock on the day prior to the expiration date for the Rights Offering. If the Stock Offerings close, the gross proceeds from the sales to standby purchasers would be up to $____ million.

Background

         As described above under "Overview of Proposals 1 and 2 - Background," the September Order requires the Bank to adopt a plan to achieve and maintain a tier 1 leverage capital ratio of at least 7.5% of the Bank's total average assets and a total risk-based capital ratio of at least 11% of its total risk-weighted assets by June 30, 2010. In addition, under the New FRB Agreement, First Mariner has submitted a written plan to the FRB to maintain sufficient capital, on a consolidated basis, such that First Mariner satisfies the FRB's requirements to be considered "adequately capitalized." To be considered adequately capitalized, First Mariner's consolidated tier 1 capital to total assets, tier 1 capital to risk-weighted assets and total capital to risk-weighted assets ratios at September 30, 2009 must be at least 4.0%, 4.0% and 8.0%, respectively. At September 30, 2009, those capital ratios were 2.4%, 2.7% and 5.4%.

         Concurrently with the Rights Offering, we may offer shares of our common stock to certain standby purchasers. The issuance of shares of common stock to standby investors requires stockholder approval as the amount of shares of common stock to be issued to standby investors is expected to exceed 20% of the Company's common stock outstanding.

         Our Board of Directors' current intention is to raise capital through the Rights Offering to give our current stockholders the opportunity to limit ownership dilution from the offering to standby purchasers by allowing our current stockholders to buy additional shares of common stock. However, due to current market conditions, individual investment decisions of our stockholders and other factors, there is no guarantee that a rights offering to existing stockholders will raise sufficient capital to meet the capital targets established by our regulators. As a result, the Board of Directors expects to conduct an offering of common stock to a limited number of institutional investors and high net worth individuals, who will act as standby purchasers to ensure that we will raise sufficient capital regardless of the success of the Rights Offering.

The Stock Offerings

         The Rights Offering. We intend to distribute to the record holders of our common stock non-transferable subscription rights to subscribe for and purchase shares of our common stock, subject to approval of the amendment to our Articles of Incorporation to increase our authorized shares as described in the Company's proxy statement dated January 13, 2010. This proxy statement is not an offer to sell or the solicitation of an offer to buy shares of our common stock or any other securities, including the rights or any shares of common stock issuable upon exercise of the rights. Offers and sales of common stock issuable upon exercise of the rights will only be made by means of a prospectus meeting the requirements of the Securities Act and applicable state securities laws, on the terms and subject to the conditions set forth in such prospectus.

         The Non-Public Offering. We expect to enter into separate standby purchase agreements with certain institutional investors and high net worth individuals, pursuant to which we will agree to sell, and these standby purchasers severally will agree to purchase from us, shares of our common stock. We propose to sell up to ______ shares of our common stock to these standby purchasers. These standby purchase commitments will be subject to certain conditions as set forth in the standby purchase agreements. The price per share paid by the standby purchasers for such common stock will be equal to the subscription price paid by our stockholders in the Rights Offering. Our negotiations with standby purchasers may result in additional agreements, including providing the standby purchaser with the right to designate a Company board member or a commitment fee to be paid to the standby investors. As of the date of this proxy statement, the Company has not entered into any agreement to sell shares in the Non-Public Offering and no assurances can be made that such agreement or arrangement will be entered into.

Principal Effects on Outstanding Common Stock

         The issuance of shares to the standby purchasers will have no effect on the current rights of stockholders of our common stock under Maryland law, including without limitation, voting rights, rights to dividend payments and rights upon liquidation. Other than with respect to the anticipated Rights Offering, holders of our shares of common stock are not entitled to preemptive rights with respect to any shares that may be issued.

         Other than stockholders who purchase sufficient shares of our common stock in the Rights Offering, including the exercise of over-subscription rights to the extent sufficient shares are available to maintain their proportionate ownership interest, the issuance of shares of our common stock in the Stock Offerings would dilute, and thereby reduce, each existing stockholder's proportionate ownership in our shares of common stock. The issuance of such shares at less than the then-existing market price would likely reduce the price per share of shares held by existing stockholders. Subject to the discretion of the Board of Directors, a person, together with certain related persons and associates, may not purchase a number of shares such that upon completion of the Stock Offerings the person owns in excess of 4.9% of First Mariner's common stock outstanding. Subject to regulatory approval, an individual or individuals acting in concert may not acquire more than 9.9% of First Mariner's common stock outstanding. It is anticipated that some of the shares we sell in the Stock Offerings will be to one or more stockholders such that each of those stockholders could acquire amounts up to these limits. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders.

         The Board of Directors has not yet determined the terms and conditions of the Stock Offerings, including the offering to standby purchasers. As a result, the actual net proceeds of the sale of common stock in the Stock Offerings cannot yet be determined at this time. We intend to use the proceeds of the Stock Offerings to invest in the Bank to improve its regulatory capital position and for general corporate purposes.

Reasons for Requesting Stockholder Approval

         Under Nasdaq Marketplace Rules, we are required to obtain approval from our stockholders in order to sell or issue shares of our common stock in a non-public offering in an amount equal to 20% or more of the outstanding shares of our common stock for less than the greater of book or market value of such shares of common stock. We are not required to seek stockholder approval of the Rights Offering to our existing stockholders. However, because we may seek to sell more than 20% of our outstanding shares of common stock in the Non-Public Offering to standby purchasers at a price that is less than the greater of the book or current market value of such shares, we are seeking stockholder approval before completing the sales to standby purchasers.

         Stockholder approval of this proposal does not require us to conduct a sale of shares to standby purchasers. Accordingly, if stockholders approve this proposal, we may sell such shares of our common stock in any manner that we choose without receiving further stockholder approval, subject to the limitations set forth above (including the maximum number of shares to be sold, the price at which shares will be sold, and other restrictions imposed by Nasdaq requirements). Similarly, because we are not requesting stockholder approval of the Rights Offering to existing stockholders, we may conduct a rights offering to our existing stockholders even if we do not receive stockholder approval of this Proposal 2.

Consequences if the Non-Public Offering is Not Approved by the Stockholders

         If the stockholders do not approve the sale of more than 20% of our outstanding shares of common stock in a non-public offering, it likely will be more difficult for us to raise sufficient capital to meet the levels directed by our regulators in the September Order and the New FRB Agreement. If we do not raise sufficient capital in the Stock Offering, the Company and the Bank could become subject to the adverse regulatory consequences as described above. Such action by our regulators could have a material negative effect on the Company's business and financial condition and the value of its common stock. The Company and the Bank could also become subject to other supervisory actions by our regulators if we are unable to achieve compliance with the requirements of the September Order and the New FRB Agreement or if market conditions were to deteriorate to such an extent that the equity capital we raised in the Stock Offerings proved to be insufficient for their needs.

Board Recommendation

         The Board of Directors recommends a vote "FOR" the proposal to allow the sale of shares of common stock in an amount greater than 20% of the Company's outstanding shares of common stock in a non-public offering.

PROPOSAL 3.- GRANT MANAGEMENT THE AUTHORITY TO ADJOURN THE SPECIAL MEETING IF THERE ARE INSUFFICIENT VOTES TO APPROVE THE FOREGOING PROPOSALS

Proposal

         If at the meeting, the number of shares of the Company's common stock present or represented and voting in favor of Proposals 1 or 2 is insufficient to approve the Proposals, the Company's management may move to adjourn, postpone or continue the meeting in order to enable its Board of Directors to continue to solicit additional proxies in favor of Proposals 1 or 2. In that event, you will be asked to vote only upon the adjournment, postponement or continuation proposal and not on any other Proposals.

         In this proposal, the Company is asking you to authorize the holder of any proxy solicited by its Board of Directors to vote in favor of adjourning, postponing or continuing the meeting and any later adjournments. If the Company's stockholders approve the adjournment proposal, the Company could adjourn, postpone or continue the meeting, and any adjourned session of the meeting, to use the additional time to solicit additional proxies in favor of Proposals 1 or 2, including the solicitation of proxies from stockholders that have previously voted against the Proposals. Among other things, approval of the adjournment, postponement or continuation proposal could mean that, even if proxies representing a sufficient number of votes against the other Proposals have been received, the Company could adjourn, postpone or continue the meeting without a vote on the other Proposals and seek to convince the holders of those shares to change their votes to votes in favor of the approval of the Proposals. If it is necessary to adjourn the meeting, no notice of the adjourned Special Meeting is required to be given to stockholders other than an announcement at the meeting of the hour, date and place to which the meeting is adjourned.

Board of Directors' Recommendation

         The Company's Board of Directors recommends that stockholders vote "FOR" the proposal to grant management the authority to adjourn, postpone or continue the meeting.

          SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDERS NOMINATIONS

         Any stockholder desiring to present a proposal pursuant to Rule 14a-8 of the Exchange Act to be included in the proxy statement and voted on by the stockholders at the 2010 Annual Meeting of Stockholders was required to have submitted that proposal in writing, including all supporting materials, to the Company at its principal executive offices no later than December 4, 2009 and meet all other requirements for inclusion in the proxy statement. Additionally, pursuant to the Company's Bylaws, if a stockholder intends to present a proposal for business to be considered at the 2010 Annual Meeting of Stockholders but does not seek inclusion of the proposal in the Company's proxy statement for such meeting, then the Company must have received the proposal no earlier than December 4, 2009 but no later than January 4, 2010 for it to have been considered timely received. If the notice of a stockholder proposal is not timely received, then the proxies will be authorized to exercise discretionary authority with respect to the proposal.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this proxy statement and matters incident to the conduct of the meeting. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors. A representative of Stegman & Company, the Company's independent registered public accounting firm, is not expected to be present at the special meeting.

                                  MISCELLANEOUS

         The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has retained Laurel Hill Advisory Group, a proxy soliciting firm, to assist in the solicitation of proxies, for which they will receive a fee of $__________ plus reimbursement of expenses.

                           INCORPORATION BY REFERENCE

         The SEC allows the Company to "incorporate by reference" the information it files with the SEC, which means that the Company can disclose important information to you by referring you to those documents. The information the Company incorporates by reference is an important part of this proxy statement. The Company incorporates by reference the following:

        o "Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations," "Item 7A - Quantitative and Qualitative Disclosures about Market Risk," "Item 8 - Financial Statements and Supplementary Data" and "Item 9 - Changes in and Disagreements with Accountants on Accounting and Financial Disclosure" of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008; and

        o "Item 1 - Financial Statements," "Item 2 - Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Item 3 - Quantitative and Qualitative Disclosures about Market Risk" of the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2009.

         The sections referenced above can be found in the Company's Report on Form 10-K for the fiscal year ended December 31, 2008 and the Company's Report on Form 10-Q for the fiscal quarter ended September 30, 2009 that accompany this proxy statement. Only such sections referenced above are to be deemed incorporated by reference into this proxy statement.

         Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this proxy statement modifies or is contrary to that previous statement. Any statement so modified or superseded will not be deemed a part of this proxy statement except as so modified or superseded.


                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       EUGENE A. FRIEDMAN
                                       Secretary

Baltimore, Maryland
____________, 2010

FIRST MARINER BANCORP







               NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

         The Notice of Meeting, proxy statement and proxy card are available at http://www.________________.

                             YOUR VOTE IS IMPORTANT
          Regardless of whether you plan to attend the Special Meeting of Stockholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

         * Please fold and detach card at perforation before mailing. *
--------------------------------------------------------------------------------

                              FIRST MARINER BANCORP
                         SPECIAL MEETING OF STOCKHOLDERS
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
The undersigned hereby appoints Dennis Finnegan and Eugene A. Friedman, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of First Mariner Bancorp (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders (the "Special Meeting"), to be held at the CLARENCE "DU" BURNS ARENA, 1301 South Ellwood Avenue, Baltimore, Maryland, on ______, _________, 2010 at __:00 _.m., local time, and at any and all adjournments thereof.
Should the undersigned be present and elect to vote at the special meeting or at any adjournment thereof and after notification to the Secretary of the Company at the special meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and a Proxy Statement dated February __, 2010.

                                       Dated:                             , 2010
                                              ----------------------------

                                       -----------------------------------------
                                       Signature of stockholder


                                       -----------------------------------------
                                       Signature of stockholder if held jointly.
                                       Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.






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

FIRST MARINER BANCORP                                            REVOCABLE PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF PROPOSALS LISTED BELOW. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE LISTED PROPOSALS AND MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING.

The Board of Directors recommends a vote "FOR" proposals #1, #2, and #3.

1. The approval of the redemption of up to $26.0 million aggregate liquidation amount of trust preferred securities in exchange for up to $2.6 million of common stock and warrants to acquire additional shares of common stock.
         /_/  FOR                /_/  AGAINST                 /_/ ABSTAIN

2. The approval of an issuance of shares in a non-public offering in an amount in excess of 20% of our outstanding shares of common stock.
         /_/  FOR                /_/  AGAINST                 /_/ ABSTAIN


3. To grant management the authority to adjourn the special meeting to solicit additional proxies in the event there are insufficient votes to approve the foregoing proposals.
         /_/  FOR                /_/  AGAINST                 /_/ ABSTAIN




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